Filed Pursuant to Rule 497
Registration No. 333-176182

VII Peaks Co-Optivist TM Income BDC II, Inc.

Supplement No. 1 dated March 2, 2015

to

Prospectus dated December 3, 2015

This Supplement No. 1 contains information which amends, supplements or modifies certain information contained in the Prospectus of VII Peaks Co-Optivist TM Income BDC II, Inc. (the “Company”) dated December 3, 2015 (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

Appointment of New Chief Financial Officer and Controller

On February 23, 2015, the Board of Directors of VII Peaks Co-Optivist Income BDC II, Inc. (the “Company”) accepted the resignation of Cecilia Shea as the Chief Financial Officer. Her resignation was effective February 28, 2015. On February 23, 2015, the Board of Directors of VII Peaks Co-Optivist Income BDC II, Inc. appointed Michelle Kleier as the Chief Financial Officer and Garima Kakani as the Vice President and Controller.

As a result of the above-described events, this Supplement amends the table under the heading “Executive Officers” on page 74 as follows:

Name	Age	Position Held
Gurpreet (Gurprit) S. Chandhoke	40	Chief Executive Officer and President
Michelle Kleier	47	Chief Financial Officer
Emily Silva	50	Chief Compliance Officer
Garima Kakani	29	Vice President, Controller

 As a result of the above-described events, this Supplement deletes the biography of Cecilia Shea on page 75, and inserts the biographies of Ms. Kleier and Ms. Kakani as follows:

Michelle Kleier

Ms. Kleier has worked with VII Peaks Capital as the Vice President of Compliance since August 2014. From 1998 to present, she has been consulting as an instructor and tutor for securities licensing review courses. Ms. Kleier was the Chief Compliance Officer at KBR Capital Markets from April 2013 to September 2013. She served as the Chief Financial Officer for a fund manager in the real estate sector from July 2012 to April 2013. She was the Chief Operating Officer for a San Francisco based broker-dealer from May 2006 to December 2012. Prior to that, Ms. Kleier was the Chief Financial Officer for a biotechnology start-up company, from June 1997 – April 2010, where her responsibilities also included human resource management and government regulatory compliance.

Ms. Kleier received her Bachelor of Arts degree from the University of California, Santa Barbara and her MBA in International Management from the Monterey Institute of International Studies. She currently holds Series 7, 24, 63, 79 & 99 licenses.

Garima Kakani

Ms. Kakani has been employed for the last eight years in the area of financial reporting and analysis. She has been working as Senior Analyst with VII Peaks Capital, LLC since December 2013. Prior to joining VII Peaks, she worked with KBR Capital Partners, LLC as Manager of Reporting and Analytics from March 2011 to September 2013. She worked with the Indian arm of D.E. Shaw & Co. from March 2007 to September 2009 where she first worked as a Financial Research Analyst for first year and a half and then as a Pricing and Valuation Analyst. On a volunteer basis, she has also worked in a small family office of a loan mortgage company as home loan processor and underwriter from February 2010 to February 2011.

After receiving her MBA in Finance from International Institute of Professional Studies, India in May 2007, Ms. Kakani earned her CFA Charter in August 2012. She also has a diploma and advance diploma in business finance from the Institute of Chartered Financial Analysts of India. Currently, she is pursuing her Financial Risk Manager Part 2 designation.

As a result of the above-described events, this Supplement amends first table on page 91 to read as follows:

Shares Beneficially Owned Immediately Prior to This Offering
Name	Number	Percentage
5% Stockholders
None	—	—%
Executive Officers:
Michelle Kleier
Emily Silva	—	—%
Garima Kakani
Interested Directors:
Gurpreet (Gurprit) S. Chandhoke	—	—%
Bhavin Shah	—	—%
Independent Directors:
Jeya Kumar	—	—%
Amit Mahajan	—	—%
Robert Winspear	—	—%
All officers and directors as a group (8 persons)	—	—%